SUMMARY PROSPECTUS

July 6, 2026

Leverage Shares 2X Long SK Hynix Daily ETF

Ticker Symbol: SKHX

Listed on Cboe BZX Exchange, Inc.

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about the Leverage Shares 2X Long SK Hynix Daily ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.ThemesETFs.com. You can also get this information at no cost by calling 1-866-5Themes (1-866-584-3637). The current Prospectus and Statement of Additional Information dated July 2, 2026 are incorporated by reference into this Summary Prospectus.

Leverage Shares 2X Long SK Hynix Daily ETF

IMPORTANT INFORMATION REGARDING THE FUND

The Leverage Shares 2X Long SK Hynix Daily ETF (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify (200%) the daily performance of the publicly traded American Depositary Receipts (“ADRs”) of SK Hynix Inc., (Nasdaq: SKHY) (“SK Hynix” or “Underlying Security”). The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of the Underlying Security for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Underlying Security for that period. Longer holding periods, higher volatility of the Underlying Security and leverage increase the impact of compounding on an investor’s returns. During periods of higher Underlying Security volatility, the volatility of the Underlying Security may affect the Fund’s return as much as, or more than, the return of the Underlying Security.

The Fund expects to commence operations on or about the same date as the Underlying Security commences trading in connection with its initial public offering (“IPO”). As a result, the Fund will seek exposure to the Underlying Security, consistent with its investment objective, during a period in which the Underlying Security has a limited trading history, limited publicly available information, uncertain market valuation and potentially significant price volatility. Trading in the Underlying Security may be subject to substantial fluctuations in price, wide bid-ask spreads, trading halts, limited liquidity, price discovery challenges and other market disruptions that are more common following an IPO. The Fund may have difficulty obtaining exposure to the Underlying Security on terms that are consistent with its investment objective, particularly during the initial days or weeks following the IPO, which may cause the Fund not to meet its investment objective during this time. In addition, options, swaps or other derivatives referencing the Underlying Security may not be immediately available, may have limited liquidity, may be more expensive than anticipated or may not provide the desired exposure. The Fund's performance, ability to achieve its investment objective and ability to rebalance its portfolio may be adversely affected by these conditions. These risks are likely to be heightened on the first day of trading and during the period immediately following the IPO.

The Fund will enter into swap agreements and options contracts based on the Underlying Security, which is an ADR. ADRs are securities issued by U.S. financial institutions that represent an ownership interest in shares of a non-U.S. issuer. The market value of an ADR may differ from that of the underlying foreign shares due to factors such as currency exchange rate movements, differences in trading hours between U.S. and foreign markets, and varying levels of liquidity. Additionally, corporate actions and ADR fees and expenses can contribute to disparities in pricing between ADRs and the foreign stocks they represent. These differences may affect the pricing of the Fund’s swap agreements and the Fund’s ability to achieve its investment objective. In addition, because the Fund seeks daily leveraged investment results, any volatility or divergence in the price of the ADR or Underlying Security may be magnified in the Fund’s returns. Investments linked to ADRs are also subject to the risks associated with foreign issuers, including risks related to political, economic, and regulatory developments in the issuer’s home country.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the performance of the Underlying Security is flat, and it is possible that the Fund will lose money even if the performance of the Underlying Security increases over a period longer than a single day. Periods of greater Underlying Security volatility may affect the Fund’s return as much as, or more than, the return of the Underlying Security. An investor could lose the full principal value of his/her investment within a single day if the price of the Underlying Security falls by more than 50% in one trading day. Investing in the Fund is not equivalent to investing directly in the Underlying Security.

Investment Objective

The Fund is an exchange traded fund (“ETF”) that seeks daily leveraged investment results, before fees and expenses, of two times (200%) the daily percentage change in the price of the ADR of SK Hynix. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses[3]	0.75%

[1]	The Fund’s investment advisory agreement provides that the Fund’s investment adviser will pay substantially all expenses of the Fund, except for the fee paid to the Adviser (as defined below) pursuant to the investment advisory agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.
[2]	Estimated for the current fiscal year.
[3]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$77	$242

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund

The Fund is an actively managed ETF. The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the Underlying Security and financial instruments with economic characteristics that, in combination, provide 200% daily leveraged exposure to the price of the Underlying Security, on a daily basis, consistent with the Fund’s investment objective.

The Fund seeks to achieve its investment objective through the use of derivative instruments, including swap agreements and options contracts, as well as, to a lesser extent, direct investments in the Underlying Security. The Fund will enter into one or more swap agreements with major financial institutions pursuant to which the Fund and the counterparty will agree to exchange the return (or differentials in rates of return) of the Underlying Security for a payment based on the Fund’s net assets, such that the Fund seeks to achieve, on a daily basis, leveraged (200%) exposure to the performance of the Underlying Security. Themes Management Company, LLC (the “Adviser”) attempts to consistently apply leveraged exposure to obtain long exposure to the Underlying Security equal to 200% of the Fund’s net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure.

Depending on market conditions, market liquidity and operational constraints, the Fund may obtain leveraged long exposure to the Underlying Security by purchasing deep in-the-money call option contracts or by entering into option combinations designed to replicate long exposure. In particular, the Fund may establish a position consisting of the purchase of a call option and the sale of a put option on the Underlying Security with the same strike price and expiration date (a strategy generally referred to as a “synthetic forward”). All option contracts bought and sold will be based on the Underlying Security. The Fund will pay a premium to purchase call options and receive a premium from selling put options. These option positions are designed to provide economic exposure similar to a leveraged long position in the Underlying Security, with gains or losses determined primarily by changes in the price of the Underlying Security relative to the strike price of the options. However, these strategies may not perfectly replicate leveraged long exposure and may be subject to differences in timing, pricing, liquidity and other market factors, which may cause the Fund’s performance to deviate from the leveraged performance of the Underlying Security.

As part of its investment strategy, the Fund may invest in a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) call and put options contracts based on the value of the price returns of the Underlying Security. The Fund will only buy and sell options contracts that are listed for trading on regulated U.S. exchanges. Standardized exchange-traded options have standardized terms, including the strike price, expiration date and exercise style, and are also guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed option that permits customization of contract terms including strike price, expiration date and exercise style that are also guaranteed for settlement by the OCC.

The Fund may utilize either European style options, which may be exercised only at expiration or American style options, which may be exercised at any time prior to expiration.

As a result of its investment strategy, the Fund will be concentrated (i.e., invest 25% or more of its total assets) in the industry to which the Underlying Security is assigned. As of the date of this prospectus, the Underlying Security is expected to be assigned to the semiconductors and semiconductor equipment industry.

The Fund seeks to achieve its investment objective on a daily basis without regard to overall market movement or the increase or decrease in the value of the Underlying Security. The Fund’s exposure is reset daily, typically at the close of trading. As a result, the Fund’s performance for periods longer than one day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Security for the same period. The Fund generally seeks to maintain its exposure regardless of market conditions and does not attempt to take defensive positions.

At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to the Underlying Security is consistent with the Fund’s investment objective. The Underlying Security’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of the Underlying Security rises on a given day, net assets of the Fund are expected to rise, resulting in the Fund increasing its exposure. Conversely, if the price of the Underlying Security decreases on a given day, net assets of the Fund are expected to decrease, resulting in the Fund reducing its exposure. This daily rebalancing typically results in high portfolio turnover.

On a day-to-day basis, the Fund is expected to hold collateral for its derivative positions. For this purpose, the Fund may invest in money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund is expected to allocate up to 100% of its assets as collateral for swap agreements or as premiums for purchased options contracts.

If the Underlying Security were to decrease in value by more than 50% in a single trading day the Fund and consequently the Fund’s investors would lose all of their money.

The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.

The Fund is considered to be non-diversified. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

SK Hynix Inc. is a South Korea–based semiconductor company principally engaged in the research, development, manufacture, and sale of memory semiconductor products, including DRAM, NAND flash memory, high bandwidth memory (HBM), and enterprise solid-state drives (eSSDs). The common stock of SK Hynix, Inc. is registered as a foreign private issuer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission (“SEC”) by the Underlying Security pursuant to the Exchange Act can be located by reference to the SEC file number 333-297185 through the SEC’s website at www.sec.gov. In addition, information regarding the Underlying Security may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

This document relates only to the securities offered hereby and does not relate to the shares of the Underlying Security or other securities related to the Underlying Security. The Fund has derived all disclosures contained in this document regarding the Underlying Security from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Security is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Security have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning the Underlying Security could affect the value of the Fund’s investments with respect to the Underlying Security and therefore the value of the Fund.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Security over the same period. The Fund will lose money if the Underlying Security’s performance is flat over time, and as a result of daily rebalancing, the Underlying Security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Security’s performance increases over a period longer than a single day.

Principal Risks of Investing in the Fund

An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. Additionally, the Fund presents risks that are not traditionally associated with other mutual funds and ETFs. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield or total return. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Effects of Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from 200% of the performance of the Underlying Security’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Security during the shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how the Underlying Security’s volatility and its return could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Underlying Security volatility; b) Underlying Security performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to the Underlying Security. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the Underlying Security; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Underlying Security.

During periods of higher Underlying Security volatility, the volatility of the Underlying Security may affect the Fund’s return as much as, or more than, the return of the Underlying Security. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Security during a shareholder’s holding period of an investment in the Fund.

As shown in the chart below, the Fund would be expected to lose 6.1% if the Underlying Security provided no return over a one-year period during which the Underlying Security experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Underlying Security’s return is flat. For instance, if the Underlying Security’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Underlying Security and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Underlying Security. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.

One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

As of the date of this Prospectus, the Underlying Security has not yet traded on a listing exchange for a one-year calendar period and, therefore, does not have an annualized historical volatility rate or total return performance available to report. When available, historical volatility and performance are not indications of what the Underlying Security volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Underlying Security may differ from the volatility of the Underlying Security. Given that the Underlying Security recently commenced trading in July 2026, there is limited data on which investors can evaluate the security.

For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information About Investment Techniques and Policies.”

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Underlying Security will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Security, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50%. This would result in a total loss of a shareholder’s investment in one day even if the Underlying Security subsequently moves in the opposite direction and eliminates all or a portion of its earlier daily change. A total loss may occur in a single day even if the Underlying Security does not lose all of its value. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Underlying Security and may increase the volatility of the Fund.

To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative security, reduce its leverage or close.

SK Hynix Inc. Investing Risk. Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, in addition to the risks associated with the semiconductors and semiconductor equipment industry, SK Hynix Inc. faces risks that include, but are not limited to: its operating results are highly dependent on cyclical demand and pricing in the global memory semiconductor market, including significant volatility in DRAM and NAND pricing; it faces intense competition from other large memory semiconductor manufacturers with substantial financial and technological resources; its business is capital intensive and requires substantial ongoing investment in fabrication facilities, equipment and advanced process technologies; it is exposed to variability in demand driven by data center, artificial intelligence and mobile markets, which may result in fluctuations in revenues and profitability; it relies on a limited number of key customers, including large technology companies, and changes in demand from such customers could materially adversely affect its revenues; its manufacturing operations are subject to risks of disruption, including equipment failures, supply chain constraints and geopolitical developments affecting its global operations; its success depends on its ability to develop and transition to advanced memory technologies, including high-bandwidth memory and next-generation products, in a timely manner; it is exposed to risks associated with international operations, including export controls, trade restrictions and geopolitical tensions, particularly involving the United States, China and South Korea; fluctuations in foreign currency exchange rates may adversely affect its financial results; and it has made and may continue to make significant investments in new technologies and capacity, which may not generate expected returns. Any of these risks could have a significant negative impact on the company’s business.

As the Underlying Security is expected to complete its IPO on July 10, 2026, there will be limited public trading history upon which investors can evaluate its performance, and the market price of its common stock is expected to experience significant volatility following the offering. The trading price of the Underlying Security’s common stock is expected to fluctuate significantly due to company-specific developments, changes in investor expectations, general market conditions, lock-up expirations for pre-IPO shareholders, changes in trading volume, the entry or exit of large shareholders or other factors unrelated to its operating performance.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may expose the Fund to greater risks, and may result in larger losses or small gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.

Swap Agreements. The Fund expects to use swap agreements to achieve its investment objective. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. Additionally, any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. Such costs may increase as interest rates rise.

Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. Swap agreements are generally traded over-the-counter, and therefore, may not receive regulatory protection, which may expose investors to significant losses.

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to the Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. The use of options to generate leverage introduces additional risks, including significant potential losses if the market moves unfavorably. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of the Underlying Security moves against its positions, potentially resulting in a complete loss of the premium paid.

FLEX Options. FLEX Options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. Due to their customization and potentially unique terms, FLEX Options may be less liquid than other securities, such as standard exchange listed options. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price.

These risks are expected to be heightened during the period immediately following the Underlying Security’s IPO.

Counterparty/Collateral Risk. If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Fund losing money or not being able to meet its daily leveraged investment objective.

In addition, because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund, or the Fund may decide to change its leveraged investment objective. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be increased when there is significant market volatility.

Collateral pledged by a counterparty may be insufficient to fully mitigate credit exposure in the event of a default. This risk may arise from declines in collateral value, limited marketability, legal or perfection issues, or challenges in enforcing security interests. These risks are expected to be heightened during the period immediately following the Underlying Security’s IPO.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Underlying Security that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Intraday Investment Risk. The intraday performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Underlying Security at the market close on the first trading day and the value of the Underlying Security at the time of purchase. If the Underlying Security gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Underlying Security declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Therefore, an investor that purchases shares intraday may experience performance that is greater than, or less than, the Fund’s stated investment objective.

If there is a significant intraday market event and/or the Underlying Security experiences a significant change in value, the Fund may not meet its investment objective, may not be able to rebalance its portfolio appropriately, or may experience significant premiums or discounts, or widened bid-ask spreads. Additionally, the Fund may close prior to the close of trading on the Exchange (defined below) and experience significant losses.

Daily Correlation Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Security and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Underlying Security is impacted by the Underlying Security’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Underlying Security at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Underlying Security increases on days when the Underlying Security is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.

The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) the Underlying Security. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s desired correlation with the Underlying Security. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Underlying Security. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the performance of the Underlying Security. Any of these factors could decrease the correlation between the performance of the Fund and the Underlying Security and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.

Foreign Issuer Risk. The Underlying Security is issued by a non-U.S. company and is subject to risks associated with foreign issuers. Foreign securities may be more volatile and less liquid than U.S. securities, and the issuer may be subject to different accounting, auditing, financial reporting and disclosure standards, which may result in less publicly available information. The issuer’s operations and financial results may be affected by economic, political or social conditions in its home country or region, including governmental intervention or geopolitical developments. Investments in foreign issuers are also subject to currency risk and may be affected by changes in exchange rates relative to the U.S. dollar. Foreign markets may have different trading, settlement and regulatory practices, which may increase operational risks.

American Depositary Receipt Risk. The Fund may obtain exposure to the Underlying Security through ADRs, which are issued by U.S. banks and represent interests in securities of non-U.S. issuers. ADRs are subject to many of the same risks as direct investments in foreign securities, including risks related to currency fluctuations and political and economic developments in the issuer’s home country. ADRs may trade at a premium or discount to the underlying securities and may be less liquid. The depositary bank may charge fees that reduce returns, and ADR holders may not have the same rights as holders of the underlying securities.

Concentration Risk. The Fund will be concentrated in the industry to which the Underlying Security is assigned (i.e., hold more than 25% of its total assets in investments that provide long exposure to the industry to which the Underlying Security is assigned). A portfolio concentrated in a particular industry may present more risks than a portfolio that is broadly diversified over several industries or sectors. As of the date of this prospectus, the Underlying Security is assigned to the semiconductors and semiconductor equipment industry.

Semiconductors and Semiconductor Equipment Industry Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of semiconductor companies. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of semiconductor companies have been and likely will continue to be extremely volatile.

Risks of Investing in South Korea. SK Hynix, Inc. is domiciled in South Korea and therefore is subject to risks associated with investments in South Korea. The South Korean economy is highly dependent on exports and global trade, and downturns in global demand or disruptions in trade could materially adversely affect economic conditions and the performance of South Korean companies. South Korea has experienced, and may continue to experience, significant political and geopolitical tensions, particularly with North Korea, which could result in market volatility, disruptions to business operations or declines in investor confidence. The South Korean government exercises influence over the economy and certain industries, and changes in government policies, regulations or industrial policies may adversely affect specific companies or sectors. The South Korean financial markets may be more volatile and less liquid than those of the United States, and may be subject to greater regulatory or market intervention. Issuers in South Korea may be subject to different accounting, disclosure and regulatory standards than U.S. issuers, which may result in less transparency or comparability. Investments in South Korean issuers are subject to currency risk, including fluctuations in the value of the South Korean won relative to the U.S. dollar, which may adversely affect returns. South Korea’s economy is concentrated in certain large conglomerates, and adverse developments affecting such entities or sectors could have a disproportionate impact on the broader market. Investments may also be subject to restrictions on foreign ownership, repatriation of capital or other regulatory constraints.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund and/or the Fund’s service providers, including the Adviser, market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Adviser, other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, and public health risks. The Fund is subject to the risk that geopolitical events will disrupt markets and adversely affect global economies, markets, and exchanges. Local, regional or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, conflicts and social unrest or other events could have a significant impact on the Fund, its investments, and the Fund’s ability to achieve its investment objective. Global trade policies, including tariffs, could also materially adversely affect the performance of the Fund’s holdings.

Equity Securities Risk. Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.

Indirect Investment Risk. The Underlying Security is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of the Underlying Security and make no representation as to the performance of the Underlying Security. Investing in the Fund is not equivalent to investing in the Underlying Security. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the Underlying Security.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.

Repurchase Agreements Risk. The Fund may enter into repurchase agreements. In a repurchase agreement, a party sells a security, commonly a U.S. government security, and agrees to buy the security back at a specific price at a specified later time. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intraday (premium) or less than the NAV intraday (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.

Early Close/Trading Halt Risk. The risk that an exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Cash Transaction Risk. The Fund will generally effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and will incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund will bear such costs, which will decrease the Fund’s net asset value.

Tax Risk. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter and meet annual distribution requirements.

The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, including gaining exposure to the Underlying Security through the use of swaps, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

IPO Risk. The Fund expects to commence operations on or about the same date as the Underlying Security commences trading in connection with its IPO. As a result, the Fund will seek exposure to the Underlying Security, consistent with its investment objective, during a period in which the Underlying Security has a limited trading history, limited publicly available information, uncertain market valuation and potentially significant price volatility. Trading in the Underlying Security may be subject to substantial fluctuations in price, wide bid-ask spreads, trading halts, limited liquidity, price discovery challenges and other market disruptions that are more common following an IPO. The Fund may have difficulty obtaining exposure to the Underlying Security on terms that are consistent with its investment objective, particularly during the initial days or weeks following the IPO, which may cause the Fund not to meet its investment objective during this time. In addition, options, swaps or other derivatives referencing the Underlying Security may not be immediately available, may have limited liquidity, may be more expensive than anticipated or may not provide the desired exposure. The Fund's performance, ability to achieve its investment objective and ability to rebalance its portfolio may be adversely affected by these conditions. These risks are likely to be heightened on the first day of trading and during the period immediately following the IPO.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Non-Diversification Risk. The Fund is considered to be non-diversified. This means it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty and make the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Liquidity Risk. Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Security. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund. To the extent that the Underlying Security’s value increases or decreases significantly, the Fund may be one of many market participants that are attempting to transact in the Underlying Security. Under such circumstances, the market for the Underlying Security may lack sufficient liquidity for all market participants’ trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund’s transactions could exacerbate the price changes of the Underlying Security and may impact the ability of the Fund to achieve its investment objective.

In certain cases, the market for the Underlying Security and/or Fund may lack sufficient liquidity for all market participants’ trades. Therefore, the Fund may have difficulty transacting in it and/or in correlated investments, such as swap contracts. Further, the Fund’s transactions could exacerbate illiquidity and volatility in the price of the Underlying Security and correlated derivative instruments. These risks are expected to be heightened during the period immediately following the Underlying Security’s IPO.

Portfolio Turnover Risk. Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.

Fund Performance

Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.ThemesETFs.com or by calling the Fund toll-free at 1-866-5Themes (1-866-584-3637).

Management

Investment Adviser

Themes Management Company, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers

Calvin Tsang, CFA, Head of Product Management and Development of the Adviser, Dingxun (Kevin) Shao, Vice President, Product Management and Development of the Adviser and Paul Bartkowiak, Vice President, Portfolio Management of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and each has served as portfolio manager since the Fund’s inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.ThemesETFs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.